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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) August 14, 1997


               Borden Chemicals and Plastics Limited Partnership
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             (Exact name of registrant as specified in its charter)


         Delaware                    1-9699                     31-1269627
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(State of incorporation)        (Commission File            (I.R.S. Employer
                                 Number)                     Identification No.)


Highway 73
Geismar, Louisiana                                          70734
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:   (614) 225-4482


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Item 5.  Other Events.
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          On August 14, 1997, Borden Chemicals and Plastics Limited Partnership
(the "Registrant") announced that the Board of Directors of BCP Management,
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Inc., the general partner (the "General Partner") of the Registrant, had
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terminated a previously approved plan pursuant to which the existing ownership interests in the Registrant would have been exchanged for shares of a newly formed corporation. A press release announcing the termination of the conversion is attached hereto as Exhibit 99.1.

          In light of the termination of the conversion plan, the Board of Directors of the General Partner of the Registrant also approved certain technical modifications to a Rights Agreement between the Registrant and Harris Trust and Savings Bank. The First Amendment to the Rights Agreement (the "Rights
                                                                          ------
Amendment") is attached hereto as Exhibit 99.2. A Second Amendment to the
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Amended and Restated Agreement of Limited Partnership of the Registrant
incorporating the terms of the Rights Amendment is attached as Exhibit 99.3.
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Item 7.   Exhibits.
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 99.1     Press Release dated August 14, 1997.

 99.2 First Amendment to Rights Agreement, dated as of August 14, 1997, between the Registrant and Harris Trust and Savings Bank.

 99.3 Second Amendment to the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of August 14, 1997, entered into by and among the General Partner and the limited partners of the Partnership.

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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              BORDEN CHEMICALS AND PLASTICS
                               LIMITED PARTNERSHIP

                              By: BCP Management, Inc., its general partner

                              By:  /s/ Lawrence L. Dieker
                                  ---------------------------------------------
                                  Name: Lawrence L. Dieker
                                  Title: Vice President and General Counsel


DATED: August 18, 1997

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                                 EXHIBIT INDEX


Exhibit No.                        Description
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 99.1     Press Release dated August 14, 1997.

 99.2 First Amendment to Rights Agreement, dated as of August 14, 1997, between the Registrant and Harris Trust and Savings Bank.

 99.3 Second Amendment, dated as of August 14, 1997, to the Amended and Restated Agreement of Limited Partnership, dated as of December 15, 1988, of the Partnership, entered into by and among the General Partner and the limited partners of the Partnership.

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